EXHIBIT 10.10


             AMENDMENT AND RATIFICATION OF NEGATIVE PLEDGE AGREEMENT

                                                              September 27, 1996


The First National Bank
of Boston, as Agent
100 Federal Street
Boston, Massachusetts 02110

         Re: Loan Arrangement by and among The First National Bank of Boston, as Agent for the Lenders, the Lenders, and Dollar Tree Distribution, Inc., Dollar Tree Stores, Inc., and Dollar Tree Management, Inc.


Gentlemen:

         Reference is made to that certain Negative Pledge Agreement (the "Agreement") dated as of January 11, 1996 by and among the (i) undersigned as "Grantors", (ii) NationsBank, N.A. as Agent (the "Grantee") for the Lenders referred to in a certain Credit Agreement dated as of January 11, 1996, by and among Dollar Tree Distribution, Inc. ("DTD"), Dollar Tree Stores, Inc. ("DTS"), and Dollar Tree Management, Inc.("DTM"), and (iii) the Lenders. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Agreement.

         The Lenders, DTS, DTM, and DTD have agreed to amend and restate the Credit Agreement pursuant to a certain Amended and Restated Revolving Credit Agreement dated September 27, 1996 (the "Amended Credit Agreement"), pursuant to which, among other things, (i) the principal amount of the Loans to be made to DTD shall be increased to $135,000,000.00, (ii) First Union National Bank of Virginia, AmSouth Bank of Alabama, and Union Bank of California, N.A. shall join as Lenders, and (iii) NationsBank, N.A. shall resign as Agent, and The First National Bank of Boston, shall be appointed as successor Agent of the Lenders.

         In order to induce the Lenders and The First National Bank of Boston, as Agent, to enter into the Amended Credit Agreement, the undersigned hereby:


         a. Ratify, confirm and reaffirm, except as modified herein, all and singular, the terms and conditions of the Agreement, including, without limitation, all representations, warranties and covenants made therein;

         b. Acknowledge and agree that any and all references in the Agreement (i) to the term "Grantee" shall mean and refer to The First National Bank of Boston, as Agent

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                  for the Lenders, or any successor Agent as provided
                  for in the Amended Credit Agreement, (ii) to the term "Lenders" shall mean and refer to The First National Bank of Boston, NationsBank, N.A., Signet Bank, Crestar Bank, First Union National Bank of Virginia, AmSouth Bank of Alabama, and Union Bank of California, N.A., together with any other institutions who may hereafter become parties to the Amended Loan Agreement, (iii) to the term "Credit Agreement" shall mean and refer to the Amended Credit Agreement, and any future modifications, substitutions, renewals, amendments, or replacements thereof, and (iv) the term "Loans" shall mean and refer to the Revolving Credit Loans in the aggregate principal amount of up to $135,000,000.00 to be obtained by the Obligors from the Lenders.

         c. Acknowledges and agrees that the Agreement is amended as follows:


                  i. by deleting the reference to NationsBank, N.A. and its address in the third (3rd) paragraph on Page 1, and replacing it with the following:

                                             "The First National Bank of Boston
                                             100 Federal Street
                                             Boston, Massachusetts 02110
                                             Attention: Bethann R. Halligan
                                             Managing Director
                                             Facsimile No.(617)434-0630"


                  ii. by deleting the first sentence from paragraph numbered 1 on page 1 and 2, and replacing it with the following:

                           "Grantors hereby agree that, for so long as any part of the Loans remains outstanding, they will not, without first obtaining the prior written consent of the Grantee, transfer, assign, or otherwise convey or create or permit any lien, encumbrance, charge, or security interest of any kind to exist with respect to, voting capital stock in Parent, in which they have Beneficial Ownership (as defined in the Credit Agreement), such that they would have Beneficial Ownership, free and clear of all liens and encumbrances, in an amount equal to less than ten percent (10%) of the aggregate of (a) Parent's issued and outstanding voting capital stock and (b) all

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                           rights and interests in Parent's voting capital
                           stock."


                  iii. by deleting the text from paragraph 2(i) on page 2 in its entirety, and replacing it with the following:

                           "That Grantors collectively have on the date hereof Beneficial Ownership (as defined in the Credit Agreement) of shares of the Stock such that there are no liens or encumbrances upon or affecting such Stock in an amount equal to at least ten percent (10%) of the issued and outstanding voting capital stock of Parent."


         This letter shall take effect as a sealed instrument as of the date first written above.



                                   /s/ Macon F. Brock, Jr.
                                  -----------------------------
                                  Macon F. Brock, Jr.

                                   /s/ Joan P. Brock
                                  -----------------------------
                                  Joan P. Brock

                                   /s/ J. Douglas Perry
                                  -----------------------------
                                  J. Douglas Perry

                                   /s/ Patricia W. Perry
                                  -----------------------------
                                  Patricia W. Perry

                                   /s/ H. Ray Compton
                                  -----------------------------
                                  H. Ray Compton



Accepted and agreed this 27th day of September, 1996


THE FIRST NATIONAL BANK OF BOSTON
As Agent

By: /s/ Bethann R. Halligan
   ---------------------------
Name:  Bethann R. Halligan
Title Managing Director


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                            COMMONWEALTH OF VIRGINIA

City of Norfolk, ss                                          September 27,1996

         Then personally appeared the above named Macon F. Brock, and acknowledged the foregoing to be his free act and deed, before me,

                                                        /s/ Terri Thompson
                                                       -------------------------
                                                       Notary Public
                                                       My Commission Expires:
                                                            8/31/99

                            COMMONWEALTH OF VIRGINIA

City of Norfolk, ss                                          September 27,1996

         Then personally appeared the above named Joan P. Brock, and acknowledged the foregoing to be her free act and deed, before me,

                                                        /s/ Terri Thompson
                                                       -------------------------
                                                       Notary Public
                                                       My Commission Expires:
                                                            8/31/99

                            COMMONWEALTH OF VIRGINIA

City of Norfolk, ss                                          September 27,1996

         Then personally appeared the above named J. Douglas Perry, and acknowledged the foregoing to be his free act and deed, before me,

                                                        /s/ Terri Thompson
                                                       -------------------------
                                                       Notary Public
                                                       My Commission Expires:
                                                            8/31/99
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

                            COMMONWEALTH OF VIRGINIA

City of Norfolk, ss                                          September 27,1996

         Then personally appeared the above named Patricia W. Perry, and acknowledged the foregoing to be her free act and deed, before me,

                                                        /s/ Terri Thompson
                                                       -------------------------
                                                       Notary Public
                                                       My Commission Expires:
                                                            8/31/99

                             COMMONWEALTH OF VIRGINIA

City of Norfolk, ss                                          September 27,1996

         Then personally appeared the above named H. Ray Compton, and acknowledged the foregoing to be his free act and deed, before me,

                                                        /s/ Terri Thompson
                                                       -------------------------
                                                       Notary Public
                                                       My Commission Expires:
                                                            8/31/99


                            COMMONWEALTH OF VIRGINIA

City of Norfolk, ss                                          September 27,1996

         Then personally appeared the above named Bethann R. Halligan, the Managing Director of The First National Bank of Boston, and acknowledged the foregoing to be the free act and deed of The First Bank of Boston, before me,

                                                        /s/ Carolyn C. Lilla
                                                       -------------------------
                                                       Notary Public
                                                       My Commission Expires:
                                                            4/30/99


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